Exhibit 10.31

2004 LONG-TERM PERFORMANCE SHARE PROGRAM

AMENDMENT TO PERFORMANCE SHARE UNIT AGREEMENTS

WHEREAS, UNOVA, Inc., a Delaware corporation (the “Company”), and «Name» (the “Participant”) have previously entered into a Performance Share Unit Agreement dated as of May 6, 2004 and a Performance Share Unit Agreement dated as of May 17, 2005 (together, the “Agreements”); and

WHEREAS, the Company and the Participant desire to amend the Agreements in the respects set forth herein;

NOW, THEREFORE, the Company and the Participant hereby agree as follows:

1.     The third sentence of the first paragraph of Article 1 of each of the Agreements is hereby amended to read in its entirety as follows:

“The Awarded Shares shall be paid in shares of the common stock, par value $.01 per share, of the Company (the ‘Common Stock’), as set forth in Article 6 of this Agreement.”

2.     Article 6 of each of the Agreements is hereby amended so as to delete in their entirety the second and third paragraphs of the present text thereof and to amend the first paragraph to read in its entirety as follows:

“Payment of Awarded Shares shall be made in the form of shares of Common Stock within ninety (90) calendar days following the close of the Performance Period.”

3.     Except as specifically amended by this instrument, each and every term of the Agreements is hereby ratified and confirmed and shall remain in full force and effect.

4.     This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflicts of law.

5.     This Amendment shall become effective as of the date set forth below if a counterpart hereof has been signed by the Participant and delivered to the Secretary of the Company.

6.     In consideration of Participant’s execution of this Amendment, the Company shall, within a reasonable time of the execution and delivery hereof, pay the Participant $50.00 for each Agreement hereby amended.

IN WITNESS WHEREOF, this Amendment has been executed by the Company and the Participant as of the date hereafter set forth.

DATE: December 23, 2005

UNOVA, Inc.	Participant

By:
«Name»